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                                                                      EXHIBIT 21


ADVANCED AUDIO, LLC                                            GA
AMERICANA TELEVISION PRODUCTIONS LLC                           CO
ANI HOLDINGS, INC.                                             DE
ARIES PICTURES LLC                                             CO
ASCENT ARENA COMPANY, LLC                                      CO
ASCENT ARENA AND DEVELOPMENT, LLC                              DE
ASCENT ENTERTAINMENT GROUP, INC.                               DE
ASCENT ARENA OPERATING COMPANY, LLC                            CO
ASCENT SPORTS HOLDINGS, INC.                                   DE
ASCENT SPORTS, LLC                                             DE
ASSOCIATED AMERICAN ARTISTS, INC.                              NY
ASSOCIATED COMMUNICATIONS MEDICAL SERVICES, INC.               DE
ASSOCIATED COMMUNICATIONS OF LOS ANGELES, INC.                 DE
ASSOCIATED COMMUNICATIONS OF MEXICO, INC.                      DE
ASSOCIATED INFORMATION SERVICES CORPORATION                    DE
ASSOCIATED MDS CORPORATION                                     DE
ASSOCIATED PCN CORPORATION                                     DE
ASSOCIATED PCN HOLDING CORPORATION                             DE
ASSOCIATED SMR, INC.                                           DE
ASSOCIATED VENCAP CORPORATION                                  DE
ASSOCIATED VENTURES, INC.                                      DE
BDTV II INC.                                                   DE
BDTV III INC.                                                  DE
BDTV INC.                                                      DE
BDTV IV INC.                                                   DE
BET MOVIES/STARZ!3, LLC                                        DE
CABLE PROGRAMME PARTNERS (1) LTD.                              UK
CLEF, INC.                                                     WI
COLORADO AVALANCHE, LLC                                        CO
COMMUNICATION CAPITAL CORP.                                    DE
DMX, LLC                                                       DE
DMX-EUROPE N.V.                                                NTH
DRY CREEK PRODUCTIONS LLC                                      CO
ENCORE ASIA MANAGEMENT LIMITED                                 HKG
ENCORE ASIA, INC.                                              CO
ENCORE AUSTRALIA MANAGEMENT, INC.                              DE
ENCORE ICCP INVESTMENTS LLC                                    CO
ENCORE ICCP, INC.                                              CO
ENCORE INTERNATIONAL NEWCO, INC.                               CO
ENCORE INTERNATIONAL, INC.                                     CO
ENCORE MEDIA CORPORATION                                       CO
ENCORE QE PROGRAMMING CORP.                                    CO
ETC INGENIUS HOLDINGS, INC.                                    DE
ETC W/TCI, INC.                                                DE
ICCP, INC.                                                     CO
INTERNATIONAL CABLE CHANNELS PARTNERSHIP, LTD.                 CO
INTESSERA, INC.                                                CO
LBTW I, INC.                                                   CO
LBTW II, INC.                                                  CO
LBTW III, INC.                                                 CO
LD BONDNET, INC.                                               DE
LDIG ALOY, INC.                                                DE
LDIG CARS, INC.                                                DE
LDIG FILM, INC.                                                DE
LDIG FINANCING LLC                                             DE
LDIG HOUSE, INC.                                               DE
LDIG KOZ, INC.                                                 DE
LDIG MOVE, INC.                                                DE
LDIG MUSIC ONLINE II, INC.                                     DE
LDIG MUSIC ONLINE, INC.                                        DE
LDIG NL, INC.                                                  DE
LDIG ONLINE RETAIL, INC.                                       DE
LDIG ORDER, INC.                                               DE
LDIG OTV, INC.                                                 DE
LDIG UGON, INC.                                                DE
LIBERTY ACADEMIC SYSTEMS HOLDINGS, INC.                        CO
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LIBERTY AEG ACQUISITION, INC.                                  DE
LIBERTY AEG, INC.                                              DE
LIBERTY ANTC, INC.                                             CO
LIBERTY ARC, INC.                                              DE
LIBERTY ARGENTINA, INC.                                        DE
LIBERTY ATCL, INC.                                             CO
LIBERTY AUCTION HOLDINGS LLC                                   DE
LIBERTY AUCTION, INC.                                          DE
LIBERTY BAY, INC.                                              CO
LIBERTY BBANDNOW HOLDINGS, LLC                                 DE
LIBERTY BBANDNOW, INC.                                         DE
LIBERTY BETI, INC.                                             DE
LIBERTY BRASIL DTH LTDA.                                       BRZ
LIBERTY BRAZIL DTH, INC.                                       CO
LIBERTY BROADCASTING, INC.                                     OR
LIBERTY CABLE PROGRAMME PARTNERS, INC.                         CO
LIBERTY CABLEVISION OF PUERTO RICO, INC.                       DE
LIBERTY CHALLENGER, LLC                                        DE
LIBERTY CHC, INC.                                              CO
LIBERTY CHILE, INC.                                            CO
LIBERTY CITATION, INC.                                         DE
LIBERTY CJR, INC.                                              DE
LIBERTY CNBC, INC.                                             CO
LIBERTY CNDT, INC.                                             DE
LIBERTY COURT II, INC.                                         CO
LIBERTY COURT, INC.                                            WY
LIBERTY CROWN, INC.                                            DE
LIBERTY CSG CASH, LLC                                          DE
LIBERTY CSG WARRANTS, LLC                                      DE
LIBERTY CVC, INC.                                              DE
LIBERTY DENVER ARENA LLC                                       DE
LIBERTY DIGITAL HEALTH GROUP, LLC                              CO
LIBERTY DIGITAL, INC.                                          DE
LIBERTY DIGITAL, LLC                                           DE
LIBERTY DISTRIBUTION, INC.                                     CO
LIBERTY DMX, INC.                                              CO
LIBERTY DS, INC.                                               DE
LIBERTY EMMS, INC.                                             DE
LIBERTY EQUATOR, INC.                                          DE
LIBERTY EUROPE, INC.                                           CO
LIBERTY EVNT, INC.                                             DE
LIBERTY FLEX HOLDINGS LIMITED                                  UK
LIBERTY GEONET, INC.                                           DE
LIBERTY GI II, INC.                                            DE
LIBERTY GI, INC.                                               DE
LIBERTY GIC, INC.                                              CO
LIBERTY GLOBAL, INC.                                           DE
LIBERTY HG, INC.                                               DE
LIBERTY HOLDINGS EUROPE, INC.                                  CO
LIBERTY HOLDINGS JAPAN, INC.                                   CO
LIBERTY HOME SHOP INTERNATIONAL, INC.                          CO
LIBERTY HSN II, INC.                                           DE
LIBERTY HSN LLC HOLDINGS, INC.                                 DE
LIBERTY HSN, INC.                                              CO
LIBERTY IATV EVENTS, INC.                                      DE
LIBERTY IATV, INC.                                             DE
LIBERTY IB, INC.                                               DE
LIBERTY ICOMM WARRANTS, INC.                                   DE
LIBERTY ICOMM, INC.                                            DE
LIBERTY IDTC, INC.                                             DE
LIBERTY IFE, INC.                                              CO
LIBERTY INTERACTIVE TECHNOLOGIES, INC.                         DE
LIBERTY INTERNATIONAL CABLE MANAGEMENT, INC.                   CO
LIBERTY INTERNATIONAL DLA, INC.                                DE
LIBERTY IP, INC.                                               DE
LIBERTY IRELAND AL, INC.                                       DE
LIBERTY IRELAND LIMITED LIABILITY COMPANY                      UT
LIBERTY IRELAND, INC.                                          CO
LIBERTY J-SPORTS, INC.                                         DE
LIBERTY JAPAN, INC.                                            DE
LIBERTY JAVA, INC.                                             CO
LIBERTY KASTR CORP.                                            DE
LIBERTY KHC, INC.                                              DE
LIBERTY KI, INC.                                               DE
LIBERTY KV HOLDINGS, INC.                                      DE
LIBERTY KV PARTNERS I, LLC                                     DE
LIBERTY LATIN PARTNERS, INC.                                   DE
LIBERTY LATIN PROGRAMMING LTD.                                 CAY
LIBERTY LIGHTSPAN HOLDINGS, INC.                               CO
LIBERTY LIVEWIRE LLC                                           DE
LIBERTY LSAT II, INC.                                          DE
LIBERTY LSAT, INC.                                             DE
LIBERTY MCNS HOLDINGS, INC.                                    CO
LIBERTY MEDIA CORPORATION                                      DE
LIBERTY MEDIA INTERNATIONAL, INC.                              DE
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LIBERTY MEDSCHOLAR, INC.                                       DE
LIBERTY MEXICO DTH, INC.                                       CO
LIBERTY MICROUNITY HOLDINGS, INC.                              CO
LIBERTY MLM HOLDINGS LLC                                       DE
LIBERTY MLM, INC.                                              DE
LIBERTY MLP, INC.                                              CO
LIBERTY MOVIECO, INC.                                          CO
LIBERTY MOVIES AUSTRALIA PTY LIMITED                           AUS
LIBERTY MULTICOUNTRY DTH, INC.                                 CO
LIBERTY NC II, INC.                                            DE
LIBERTY NC III, INC.                                           DE
LIBERTY NC IV, INC.                                            DE
LIBERTY NC, INC.                                               DE
LIBERTY NEA, INC.                                              DE
LIBERTY NEWCO INTERNATIONAL, INC.                              DE
LIBERTY NEXT, INC.                                             DE
LIBERTY ONLINE HEALTH KI HOLDINGS, INC.                        CO
LIBERTY ONLINE HEALTH RN HOLDINGS, INC.                        CO
LIBERTY ONLINE SPORTS HOLDINGS, INC.                           CO
LIBERTY ONLINE VILLAGE HOLDINGS, INC.                          CO
LIBERTY PL, INC.                                               DE
LIBERTY PRIME, INC.                                            DE
LIBERTY PROGRAMMING ARGENTINA, INC.                            DE
LIBERTY PROGRAMMING AUSTRALIA, INC.                            CO
LIBERTY PROGRAMMING COMPANY LLC                                DE
LIBERTY PROGRAMMING DEVELOPMENT CORPORATION                    WY
LIBERTY PROGRAMMING FRANCE, INC.                               CO
LIBERTY PROGRAMMING SOUTH AMERICA, INC.                        DE
LIBERTY PROGRAMMING UK, INC.                                   DE
LIBERTY QS, INC.                                               DE
LIBERTY QVC, INC.                                              CO
LIBERTY REPLAY, INC.                                           DE
LIBERTY SMTRK OF TEXAS, INC.                                   CO
LIBERTY SMTRK, LLC                                             DE
LIBERTY SPANISH GROUP, L.L.C.                                  CO
LIBERTY SPANISH HOLDINGS, INC.                                 CO
LIBERTY SPORTS, INC.                                           CO
LIBERTY SRV, INC.                                              DE
LIBERTY SSP, INC.                                              DE
LIBERTY STARZ, INC.                                            CO
LIBERTY TE, INC.                                               DE
LIBERTY TELEMUNDO NETWORK, INC.                                CO
LIBERTY TELEMUNDO STATIONS, INC.                               CO
LIBERTY TIV, INC.                                              DE
LIBERTY TOWER, INC.                                            DE
LIBERTY TSAT, INC.                                             DE
LIBERTY TVGIA, INC.                                            DE
LIBERTY TVGOS, INC.                                            CO
LIBERTY TW, LLC                                                CO
LIBERTY UK HOLDINGS, INC.                                      CO
LIBERTY UK RADIO, INC.                                         CO
LIBERTY UK, INC.                                               CO
LIBERTY UVSG, INC.                                             CO
LIBERTY VF, INC.                                               DE
LIBERTY VIRTUAL I/O, INC.                                      CO
LIBERTY WF HOLDINGS LLC                                        DE
LIBERTY WF, INC.                                               DE
LIBERTY XMSR, INC.                                             DE
LIBERTY/TINTA AUSTRALIA, INC.                                  DE
LIBERTY/TINTA DISTRIBUTION, INC.                               DE
LIBERTY/TINTA LLC                                              DE
LIBERTY/TINTA MIDDLE EAST LLC                                  DE
LIBERTY/TINTA SPORT EQUITY LLC                                 DE
LIBERTY/TINTA TRANSPONDER LLC                                  DE
LIBERTY/TINTA U.S. DEPORTIVA LLC                               DE
LIBERTY/TINTA WORLD LLC                                        DE
LMC ANIMAL PLANET, INC.                                        CO
LMC BAY AREA SPORTS, INC.                                      CO
LMC BET, INC.                                                  CO
LMC CANADA, INC.                                               CAN
LMC CAPITAL LLC                                                DE
LMC DENVER ARENA, INC.                                         DE
LMC DIGITAL, INC.                                              CO
LMC DISCOVERY, INC.                                            CO
LMC E!, INC.                                                   CO
LMC ENCORE, INC.                                               CO
LMC IATV EVENTS, LLC                                           DE
LMC INFORMATION SERVICES, INC.                                 NV
LMC INTERNATIONAL, INC.                                        CO
LMC MUSIC, INC.                                                CO
LMC REGIONAL SPORTS, INC.                                      CO
LMC REQUEST, INC.                                              CO
LMC SATCOM, INC.                                               GA
LMC SILLERMAN, INC.                                            CO
LMC SILVER KING, INC.                                          CO
LMC SOUTHEAST SPORTS, INC.                                     CO
LMC SUNSHINE, INC.                                             CO
LMC USA I, INC.                                                DE
LMC USA II, INC.                                               DE
LMC USA III, INC.                                              DE
LMC USA IV, INC.                                               DE
LMC USA IX, INC.                                               DE
LMC USA V, INC.                                                DE
LMC USA VI, INC.                                               DE
LMC USA VII, INC.                                              DE
LMC USA VIII, INC.                                             DE
LMC WIRELESS HOLDINGS, INC.                                    DE
LMC/LSAT HOLDINGS, INC.                                        DE
LMI/LSAT HOLDINGS, INC.                                        DE
LQ I, INC.                                                     CO
LQ II, INC.                                                    CO
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LSAT ASTRO LLC                                                 DE
LTWX I, INC.                                                   CO
LTWX II, INC.                                                  CO
LTWX III, INC.                                                 CO
LTWX IV, INC.                                                  CO
LTWX V, INC.                                                   CO
LWIR HTV, INC.                                                 DE
LWIR T-CO ACQUISITION SUB 1, INC.                              NY
LWIR T-CO ACQUISITION SUB 1, INC.                              NY
LWIR T-CO ACQUISITION SUB 2, INC.                              NY
LWIR T-CO ACQUISITION SUB 3, INC.                              NY
LWIR T-CO ACQUISITION SUB 4, INC.                              NY
MICROWAVE SERVICES, INC.                                       DE
NEW LMC ARC, INC.                                              DE
ON COMMAND CORPORATION                                         DE
ON COMMAND DEVELOPMENT CORPORATION                             DE
ON COMMAND VIDEO CORPORATION                                   DE
PARADIGM MUSIC ENTERTAINMENT COMPANY                           DE
PRAMER S.C.A.                                                  ARG
QVC INVESTMENT, INC.                                           CO
REQUEST HOLDINGS, INC.                                         DE
RL INGENIUS, INC.                                              CO
ROYAL COMMUNICATIONS, INC.                                     CO
RTV ASSOCIATES, L.P.                                           DE
SONICNET, INC.                                                 DE
SOUTHERN SATELLITE SYSTEMS, INC.                               GA
SPECTRAVISION, INC.                                            TX
STARZ ENCORE GROUP LLC                                         CO
STARZ MOVIES LLC                                               CO
TCI CATHAY TV, INC.                                            CO
TCI CT HOLDINGS, INC.                                          DE
TCI CT OPERATIONS, INC.                                        CO
TCI CTRACK ASSET CORP.                                         CO
TCI ETC HOLDINGS, INC.                                         DE
TCI HOLDINGS (CHILE), INC.                                     DE
TCI POLAND, INC.                                               CO
TCI SATELLITE ENTERTAINMENT, INC.                              DE
TCI SOUTH AMERICA, SRL                                         ARG
THE BOX WORLDWIDE, INC.                                        FL
THE BOX WORLDWIDE-EUROPE, B.V.                                 NTH
THE DENVER ARENA TRUST                                         DE
THE DENVER NUGGETS LIMITED PARTNERSHIP                         DE
TRUEPOSITION OF LOUISIANA, INC.                                DE
TRUEPOSITION, INC.                                             DE
UNITED ARTISTS B. V.                                           NTH
VIDEO JUKEBOX NETWORK EUROPE, LTD.                             UK
VISION GROUP INCORPORATED                                      CO
WISCONSIN MUSIC NETWORK, INC.                                  WI
WOMP, INC.                                                     OH
WSTV, INC.                                                     OH
WXST, INC.                                                     DE
X*PRESS ELECTRONIC SERVICES, LTD.                              CO
X*PRESS INFORMATION SERVICES, LTD.                             CO